UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

PowerSecure International, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K/A (Amendment No. 1) as an amendment to the Current Report on Form 8-K filed by the Company on April 15, 2013 (the “Initial Form 8-K”), which disclosed the acquisition by the Company of Solais Lighting, Inc., a Delaware corporation (“Solais”), through a merger of Solais with and into a wholly-owned subsidiary of the Company. The information previously disclosed and reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A (Amendment No. 1). This Current Report on Form 8-K/A (Amendment No. 1) amends Item 9.01 of the Initial Form 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 12, 2013, the Company acquired Solais through a merger of Solais with and into a wholly-owned subsidiary of the Company, as reported and disclosed in the Initial Form 8-K. See the “Explanatory Note” above.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Solais Lighting, Inc. as of December 31, 2012, and for the one year period then ended, and the report of Fiondella Milone & LaSaracina LLP, independent registered public accounting firm, thereon, are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of PowerSecure International, Inc., reflecting the acquisition of Solais Lighting, Inc. as of December 31, 2012, and for the one year period then ended, are filed herewith as Exhibit 99.3. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of PowerSecure International, Inc. and Solais Lighting, Inc.

(d) Exhibits

2.1	Form of Agreement and Plan of Merger, dated as of April 12, 2013, among Solais Lighting, Inc., the stockholders of Solais Lighting, Inc., PowerSecure International, Inc. and Brite Idela, Inc. (Filed with the Initial Form 8-K.)

23.1	Consent of Fiondella, Milone & LaSaracina LLP. (Filed herewith.)

99.1	Press Release of PowerSecure International, Inc., issued April 15, 2013, announcing the acquisition of Solais. (Filed with the Initial Form 8-K.)

99.2	The audited financial statements of Solais Lighting, Inc. as of December 31, 2012 and for the one year period then ended. (Filed herewith.)

99.3	The unaudited pro forma condensed combined financial statements of PowerSecure International, Inc., reflecting the acquisition of Solais Lighting, Inc. as if it occurred on December 31, 2012 and during the one year period then ended. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: April 26, 2013

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